                                                                                          Exhibit 20.1
------------------------------------------------------------------------------------------------------------------------------------
Chase Bank - Retail Card Services Group                                                             Monthly Report
Certificateholders' Statement                                    Chase Credit Card Master Trust
                                                              Series 1995-1

Section 5.2 - Supplement                                 Class A        Class B        Collateral             Total
------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                          0.00          0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                   3,939,886.88    334,782.24      438,045.92             4,712,715.03
       Deficiency Amounts                                     0.00          0.00                                     0.00
       Additional Interest                                    0.00          0.00                                     0.00
       Accrued and Unpaid Interest                                                          0.00                     0.00

(iii)  Collections of Principal Receivables          80,486,908.39  6,707,242.37    8,623,597.33            95,817,748.09

(iv)   Collections of Finance Charge Receivables     12,124,769.80  1,010,397.48    1,299,082.48            14,434,249.77

(v)    Aggregate Amount of Principal Receivables                                                        13,590,636,764.41

                                 Investor Interest  750,000,000.00 62,500,000.00   80,357,142.86           892,857,142.86
                                 Adjusted Interest  750,000,000.00 62,500,000.00   80,357,142.86           892,857,142.86

                                         Series
       Floating Investor Percentage               6.57%      84.00%         7.00%        9.00%                     100.00%
       Fixed Investor Percentage                  6.57%      84.00%         7.00%        9.00%                     100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
              Current                                                                                               94.85%
              30 to 59 days                                                                                          1.67%
              60 to 89 days                                                                                          1.17%
              90 or more days                                                                                        2.31%
                                       Total Receivables                                                           100.00%

(vii)  Investor Default Amount                        4,869,749.20    405,812.43      521,758.84             5,797,320.47

(viii) Investor Charge-Offs                                   0.00          0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions             0.00          0.00            0.00

(x)    Servicing Fee                                    625,000.00     52,083.33       66,964.29               744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               11.61%

(xii)  Reallocated Monthly Principal                                        0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted) 750,000,000.00 62,500,000.00   80,357,142.86           892,857,142.86

(xiv)  LIBOR                                                                                                       5.9805%

(xv)   Principal Funding Account Balance                                                                             0.00

(xvi)  Accumulation Shortfall                                                                                        0.00

(xvii) Principal Funding Investment Proceeds                                                                         0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                     ====================

(xix)  Available Funds                               11,499,769.80    958,314.15    1,232,118.19            13,690,202.15

(xx)   Certificate Rate                                       6.1005%       6.2205%      6.3305%

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

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Chase Bank - Retail Card Services Group                                                                      Monthly Report
Certificateholders' Statement                                       Chase Credit Card Master Trust
                                                                      Series 1995-2

Section 5.2 - Supplement                                  Class A          Class B        Collateral               Total
----------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                0.00          0.00               0.00

(ii)   Monthly Interest Distributed                        3,115,000.00          181,245.17    262,232.64       3,558,477.81
       Deficiency Amounts                                          0.00                0.00                             0.00
       Additional Interest                                         0.00                0.00                             0.00
       Accrued and Unpaid Interest                                                                   0.00               0.00

(iii)  Collections of Principal Receivables               64,389,526.71        3,658,398.28  5,121,991.73      73,169,916.72

(iv)   Collections of Finance Charge Receivables           9,699,815.84          551,111.20    771,590.96      11,022,518.00

(v)    Aggregate Amount of Principal Receivables                                                           13,590,636,764.41

                                       Investor Interest 600,000,000.00       34,090,000.00 47,728,181.82     681,818,181.82
                                       Adjusted Interest 600,000,000.00       34,090,000.00 47,728,181.82     681,818,181.82

                                              Series
       Floating Investor Percentage                   5.02%       88.00%               5.00%         7.00%            100.00%
       Fixed Investor Percentage                      5.02%       88.00%               5.00%         7.00%            100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                  94.85%
              30 to 59 days                                                                                             1.67%
              60 to 89 days                                                                                             1.17%
              90 or more days                                                                                           2.31%
                                                                                                             ---------------
                                           Total Receivables                                                          100.00%

(vii)  Investor Default Amount                             3,895,799.36          221,346.33    309,899.03       4,427,044.73

(viii) Investor Charge-Offs                                        0.00                0.00          0.00               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00                0.00          0.00

(x)    Servicing Fee                                         500,000.00           28,408.33     39,773.48         568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 11.61%

(xii)  Reallocated Monthly Principal                                                   0.00          0.00              0.00

(xiii) Closing Investor Interest (Class A Adjusted)      600,000,000.00       34,090,000.00 47,728,181.82    681,818,181.82

(xiv)  LIBOR                                                                                                        5.9805%

(xv)   Principal Funding Account Balance                                                                               0.00

(xvi)  Accumulation Shortfall                                                                                          0.00

(xvii) Principal Funding Investment Proceeds                                                                           0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                             ===============

(xix)  Available Funds                                     9,199,815.84          522,702.87    731,817.47     10,454,336.19

(xx)   Certificate Rate                                            6.2300%             6.3800%       6.3805%

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

--------------------------------------------------------------------------------------------------------------------

Chase Bank - Retail Card Services Group                                                               Monthly Report
Certificateholders' Statement                                     Chase Credit Card Master Trust
                                                                   Series 1995-3

Section 5.2 - Supplement                                 Class A        Class B          Collateral             Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                              0.00             0.00          0.00                 0.00

(ii)   Monthly Interest Distributed                       2,336,250.00       136,149.60    198,743.23         2,671,142.83
       Deficiency Amounts                                         0.00             0.00                               0.00
       Additional Interest                                        0.00             0.00                               0.00
       Accrued and Unpaid Interest                                                               0.00                 0.00

(iii)  Collections of Principal Receivables              48,292,145.04     2,743,852.37  3,841,440.14        54,877,437.54

(iv)   Collections of Finance Charge Receivables          7,274,861.88       413,341.49    578,685.13         8,266,888.50

(v)    Aggregate Amount of Principal Receivables                                                          13,590,636,764.41

                                   Investor Interest    450,000,000.00    25,568,000.00 35,795,636.36         511,363,636.36
                                   Adjusted Interest    450,000,000.00    25,568,000.00 35,795,636.36         511,363,636.36

                                         Series
       Floating Investor Percentage                 3.76%        88.00%            5.00%       7.00%                100.00%
       Fixed Investor Percentage                    3.76%        88.00%            5.00%       7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
             Current                                                                                                 94.85%
             30 to 59 days                                                                                            1.67%
             60 to 89 days                                                                                            1.17%
             90 or more days                                                                                          2.31%
                                                                                                             --------------
                                        Total Receivables                                                           100.00%

(vii)  Investor Default Amount                            2,921,849.52       166,013.00    232,421.03           3,320,283.54

(viii) Investor Charge-Offs                                       0.00             0.00          0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00             0.00          0.00

(x)    Servicing Fee                                        375,000.00        21,306.67     29,829.70             426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  11.61%

(xii)  Reallocated Monthly Principal                                               0.00          0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     450,000,000.00    25,568,000.00 35,795,636.36         511,363,636.36

(xiv)  LIBOR                                                                                                          5.9805%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvi)  Accumulation Shortfall                                                                                           0.00

(xvii) Principal Funding Investment Proceeds                                                                            0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                             ==============

(xix)  Available Funds                                    6,899,861.88       392,034.82    548,855.44           7,840,752.14

(xx)   Certificate Rate                                           6.2300%          6.3900%     6.5055%

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


------------------------------------------------------------------------------------------------------------------------------------

Chase Bank - Retail Card Services Group                                                                            Monthly Report
Certificateholders' Statement                                 Chase Credit Card Master Trust
                                                               Series 1995-4

Section 5.2 - Supplement                               Class A       Class B         Collateral                             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                          0.00             0.00           0.00                            0.00

(ii)   Monthly Interest Distributed                           0.00             0.00     198,475.75                      198,475.75
       Deficiency Amounts                                     0.00             0.00                                           0.00
       Additional Interest                                    0.00             0.00                                           0.00
       Accrued and Unpaid Interest                                                            0.00                            0.00

(iii)  Collections of Principal Receivables          32,194,763.36     2,299,564.63   3,832,771.25                   38,327,099.23

(iv)   Collections of Finance Charge Receivables      4,849,907.92       346,412.76     577,379.25  5,773,699.91      5,773,699.91

(v)    Aggregate Amount of Principal Receivables                                                                 13,590,636,764.41

                                 Investor Interest  300,000,000.00    21,428,000.00  35,714,857.14                  357,142,857.14
                                 Adjusted Interest  300,000,000.00    21,428,000.00  35,714,857.14                  357,142,857.14

                                          Series
       Floating Investor Percentage               2.63%      84.00%            6.00%       10.00%                          100.00%
       Fixed Investor Percentage                  2.63%      84.00%            6.00%       10.00%                          100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
             Current                                                                                                        94.85%
             30 to 59 days                                                                                                   1.67%
             60 to 89 days                                                                                                   1.17%
             90 or more days                                                                                                 2.31%
                                                                                                                   ---------------
                                        Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                        1,947,899.68       139,131.98     231,896.53                   2,318,928.19

(viii) Investor Charge-Offs                                   0.00             0.00           0.00                           0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions             0.00             0.00           0.00

(x)    Servicing Fee                                    250,000.00        17,856.67      29,762.38                     297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      11.61%

(xii)  Reallocated Monthly Principal                                           0.00           0.00                          0.00

(xiii) Closing Investor Interest (Class A Adjusted) 300,000,000.00    21,428,000.00  35,714,857.14                357,142,857.14

(xiv)  LIBOR                                                                                                              5.8750%

(xv)   Principal Funding Account Balance                                                                                    0.00

(xvi)  Accumulation Shortfall                                                                                               0.00

(xvii) Principal Funding Investment Proceeds                                                                                0.00

(xviii)Principal Investment Funding Shortfall

(xix)  Interest Funding Account Investment Proceeds       7,933.15           566.64
                                                                                                                   ===============

(xx)   Available Funds                                4,607,841.07       329,122.73     547,616.85                  5,484,580.65

(xxi)  Certificate Rate                                       6.0750%          6.1950%      6.4938%

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


----------------------------------------------------------------------------------------------------------------------------

Chase Bank - Retail Card Services Group                                                          Monthly Report
Certificateholders' Statement                          Chase Credit Card Master Trust
                                                        Series 1996-1

Section 5.2 - Supplement                                    Class A       Class B        Collateral        Total
---------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                      0.00             0.00            0.00              0.00

(ii)     Monthly Interest Distributed               3,237,500.00       189,248.43      305,936.25      3,732,684.69
         Deficiency Amounts                                 0.00             0.00                              0.00
         Additional Interest                                0.00             0.00                              0.00
         Accrued and Unpaid Interest                                                         0.00              0.00

(iii)    Collections of Principal Receivables      75,121,114.50     4,268,167.09    5,975,621.25     85,364,902.84

(iv)     Collections of Finance Charge Receivables 11,316,451.82       642,968.46      900,184.06     12,859,604.34

(v)      Aggregate Amount of Principal Receivables                                                13,590,636,764.41

                                Investor Interest 700,000,000.00    39,772,000.00   55,682,545.45    795,454,545.45
                                Adjusted Interest 700,000,000.00    39,772,000.00   55,682,545.45    795,454,545.45

                                   Series
       Floating Investor Percentage        5.85%      88.00%            5.00%       7.00%                   100.00%
       Fixed Investor Percentage           5.85%      88.00%            5.00%       7.00%                   100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
             Current                                                                                         94.85%
             30 to 59 days                                                                                    1.67%
             60 to 89 days                                                                                    1.17%
             90 or more days                                                                                  2.31%
                                                                                                     --------------
                                 Total Receivables                                                          100.00%

(vii)  Investor Default Amount                      4,545,099.25       258,239.55  361,546.71         5,164,885.51

(viii) Investor Charge-Offs                                 0.00             0.00        0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions           0.00             0.00        0.00

(x)    Servicing Fee                                  583,333.33        33,143.33   46,402.12           662,878.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                        11.61%

(xii)  Reallocated Monthly Principal                                    0.00        0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)700,000,000.00    39,772,000.055,682,545.45      795,454,545.45

(xiv)  LIBOR                                                                                               5.9805%

(xv)   Principal Funding Account Balance                                                                      0.00

(xvi)  Accumulation Shortfall                                                                                 0.00

(xvii) Principal Funding Investment Proceeds                                                                  0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                     ==============

(xix)  Available Funds                              10,733,118.48       609,825.13  853,781.94       12,196,725.55

(xx)   Certificate Rate                                5.5500%          5.7100%     6.3805%

----------------------------------------------------------------------------------------------------------------------------
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

----------------------------------------------------------------------------------------------------------------------------------

Chase Bank - Retail Card Services Group                                                                Monthly Report
Certificateholders' Statement                              Chase Credit Card Master Trust
                                                             Series 1996-2

Section 5.2 - Supplement                             Class A            Class B         Collateral              Total
---------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                           0.00             0.00           0.00               0.00

(ii)   Monthly Interest Distributed                    2,740,833.33       160,416.67      253,561.11       3,154,811.11
        Deficiency Amounts                                     0.00             0.00                               0.00
        Additional Interest                                    0.00             0.00                               0.00
        Accrued and Unpaid Interest                                                             0.00               0.00

(iii)  Collections of Principal Receivables           59,023,732.82     3,353,621.18    4,695,069.66      67,072,423.66

(iv)   Collections of Finance Charge Receivables       8,891,497.86       505,198.74      707,278.24      10,103,974.84

(v)    Aggregate Amount of Principal Receivables                                                      13,590,636,764.41

                               Investor Interest     550,000,000.00    31,250,000.00   43,750,000.00     625,000,000.00
                               Adjusted Interest     550,000,000.00    31,250,000.00   43,750,000.00     625,000,000.00

                                     Series
       Floating Investor Percentage            4.60%      88.00%            5.00%        7.00%                  100.00%
       Fixed Investor Percentage               4.60%      88.00%            5.00%        7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
             Current                                                                                              94.85%
             30 to 59 days                                                                                         1.67%
             60 to 89 days                                                                                         1.17%
             90 or more days                                                                                       2.31%
                                                                                                         --------------
                                  Total Receivables                                                              100.00%

(vii)  Investor Default Amount                         3,571,149.41      202,906.22       284,068.70       4,058,124.33

(viii) Investor Charge-Offs                                    0.00            0.00             0.00               0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions              0.00            0.00             0.00

(x)    Servicing Fee                                     458,333.33       26,041.67        36,458.33         520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                            11.61%

(xii)  Reallocated Monthly Principal                                           0.00             0.00               0.00

(xiii) Closing Investor Interest (Class A Adjusted) 550,000,000.00    31,250,000.00    43,750,000.00     625,000,000.00

(xiv)  LIBOR                                                                                                    5.9805%

(xv)   Principal Funding Account Balance                                                                           0.00

(xvi)  Accumulation Shortfall                                                                                      0.00

(xvii) Principal Funding Investment Proceeds                                                                       0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                       ==============

(xix)Available Funds                                  8,433,164.52       479,157.08       670,819.91       9,583,141.50

(xx) Certificate Rate                                    5.9800%          6.1600%         6.7305%

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


------------------------------------------------------------------------------------------------------------------------------------

Chase Bank - Retail Card Services Group                                                              Monthly Report
Certificateholders' Statement                                       Chase Credit Card Master Trust
                                                                        Series 1996-3

Section 5.2 - Supplement                                  Class A           Class B        Collateral           Total
------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                               0.00           0.00           0.00                   0.00

(ii)  Monthly Interest Distributed                        2,434,132.89     141,813.47     189,938.66           2,765,885.02
      Deficiency Amounts                                          0.00           0.00                                  0.00
      Additional Interest                                         0.00           0.00                                  0.00
      Accrued and Unpaid Interest                                                               0.00                   0.00

(iii) Collections of Principal Receivables               44,212,317.31   2,512,050.07   3,517,003.26          50,241,370.64

(iv)  Collections of Finance Charge Receivables           6,660,265.38     378,422.15     529,811.07           7,568,498.60

(v)   Aggregate Amount of Principal Receivables                                                            3,590,636,764.41

                                      Investor Interest 411,983,000.00  23,408,000.00  32,772,440.86         468,163,440.86
                                      Adjusted Interest 411,983,000.00  23,408,000.00  32,772,440.86         468,163,440.86

                                           Series
      Floating Investor Percentage                 3.44%         88.00%        5.00%        7.00%                 100.00%
      Fixed Investor Percentage                    3.44%         88.00%        5.00%        7.00%                 100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
             Current                                                                                               94.85%
             30 to 59 days                                                                                          1.67%
             60 to 89 days                                                                                          1.17%
             90 or more days                                                                                        2.31%
                                                                                                     -------------------
                                         Total Receivables                                                         100.00%

(vii)  Investor Default Amount                             2,675,005.18    151,988.12    212,791.42           3,039,784.72

(viii) Investor Charge-Offs                                        0.00          0.00          0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00          0.00          0.00

(x)    Servicing Fee                                         343,319.17     19,506.67     27,310.37             390,136.20

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                            11.61%

(xii)  Reallocated Monthly Principal                                             0.00          0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      411,983,000.00 23,408,000.00 32,772,440.86         468,163,440.86

(xiv)  LIBOR                                                                                                       5.9805%

(xv)   Principal Funding Account Balance                                                                             0.00

(xvi)  Accumulation Shortfall                                                                                        0.00

(xvii) Principal Funding Investment Proceeds                                                                         0.00

(xviii)Principal Investment Funding Shortfall
                                                                                                       ===================

(xix)  Available Funds                                     6,316,946.22    358,915.48    502,500.70          7,178,362.40

(xx)   Certificate Rate                                            7.0900%    7.2700%      6.7305%

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